[GRAPHIC OMITTED]



                            International Fund, Inc.
                                (Class A Shares)


                 Prospectus & Application -- March 1, 1999, as
                      supplemented through March 31, 1999
-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -

This mutual fund (the "Fund") seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks of issuers located outside of the United States.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares") of the Fund.

TABLE OF CONTENTS


Investment Summary .........................     1
Fees and Expenses of the Fund ..............     2
Investment Program .........................     3
The Fund's Net Asset Value .................     4
How to Buy Shares ..........................     4
How to Redeem Shares .......................     5
Telephone Transactions .....................     5
Sales Charges ..............................     6
Dividends and Taxes ........................     8
Investment Advisor and Sub-Advisor .........     8
Financial Highlights .......................    10
Application ................................   A-1

Flag Investors Funds
P.O. Box 515
Baltimore, MD 21203

-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -


   The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT SUMMARY
--------------------------------------------------------------------------------
Objectives and Strategies

      The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in common stocks of companies located outside of the United States. The Fund's investment advisor and sub-advisor use a disciplined, value-based approach in allocating the Fund's assets among geographic regions and countries and in selecting individual securities. Using this approach, they compare foreign securities markets and individual securities within each market on the basis of value, quality, and prospective earnings potential.

Risk Profile

      The Fund is suited for you if you are willing to accept the increased risks of foreign investing in the hope of achieving above-average long-term growth of capital.

      General Stock Risk. The value of an investment in the Fund will vary from day to day based on changes in the prices of the securities that the Fund holds. Those prices, in turn, reflect investor perceptions of the economy, the markets, and the companies represented in the Fund's portfolio. An investment in the Fund could lose money.

      Political Risk. Foreign investing may entail different risks than investing in the United States. The prices of foreign securities may be affected by news or events unique to a country or region.

      Foreign Currency Risk. Since the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding change in the value of the Fund's investments and may cause the Fund's investments to lose money.

      An investment in the Fund is not a bank deposit and is not guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year-by-year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                [CHART OMITTED]

                          1989                   24.43%
                          1990                  -19.97%
                          1991                    4.17%
                          1992                  -10.31%
                          1993                   50.34%
                          1994                   -7.40%
                          1995                    5.30%
                          1996                   15.09%
                          1997                    8.63%
                          1998                   13.93%

-----------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown.

     During the 10-year period shown in the bar chart, the highest return for a quarter was 18.65% (quarter ended 12/31/93) and the lowest return for a quarter was -20.79% (quarter ended 9/30/90).

Average Annual Total Return (for periods ended December 31, 1998)

                                                             Morgan Stanley Capital
                                                             International Europe,
                                                             Australasia, Far East
                                  Class A Shares(1)           (EAFE) Index(R)(2)
                            -----------------------------   -----------------------
Past One Year ...........          8.81%                           20.00%
Past Five Years .........          5.81%                            9.19%
Past Ten Years ..........          6.38%                            5.54%
Since Inception .........          7.59%(11/18/86)                  9.17%(3)

-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(2) The Morgan Stanley Capital International EAFE Index is an unmanaged index that is widely recognized as a benchmark of general international equity performance. The index is a passive measure of international stock performance. It does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) For the period from 11/30/86 through 12/31/98.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold Class A Shares.

Shareholder Transaction Expenses (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) ...........................................   4.50%*
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
   For purchases made before May 1, 1999 .......................................   0.50%*
   For purchases made on or after May 1, 1999 ..................................   1.00%*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ....................   None
Redemption Fee .................................................................   None
Exchange Fee ...................................................................   None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees ................................................................   0.75%
Distribution and/or Service (12b-1) Fees .......................................   0.25%
Other Expenses .................................................................   1.78%
                                                                                   -----
Total Annual Fund Operating Expenses ...........................................   2.78%
                                                                                   -----
Less Fee Waivers and Expense Reimbursements ....................................  (1.28)%**
                                                                                   ------
Net Expenses ...................................................................   1.50%
                                                                                   ======

-----------
 * You will pay no sales charge on purchases of $1 million or more of Class A Shares but, unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
** The Fund's advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Fund Operating Expenses do not exceed 1.50% of the Fund's average daily net assets. This agreement will continue until at least February 29, 2000 and may be extended.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 year        3 years        5 years       10 years
                              ----------   ------------   ------------   ------------
  Class A Shares ..........     $  596*      $  1,165*      $  1,774*      $  3,495*

-----------
* Based on Total Annual Fund Operating Expenses after fee waivers and reimbursements for year 1 only.

     Assuming no redemption, expenses for Class A Shares would be the same as in the above Example.

     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------
Investment Objective, Policies and Risk Considerations

      The Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of common stocks of issuers located outside of the United States.

      The Fund's investment advisor (the "Advisor") and the Fund's sub-advisor (the "Sub-Advisor") (collectively, the "Advisors") are responsible for managing the Fund's investments. (Refer to the sections on Investment Advisor and Sub-Advisor.) The Fund's assets will normally be invested primarily in common stocks of companies located outside the United States. These securities will normally be traded on a recognized foreign securities exchange. In selecting investments for the Fund's portfolio, the Advisors use a disciplined, value-based approach, that is, they seek stocks that are undervalued in the marketplace. Using this approach, they compare foreign securities markets and individual securities within each market on the basis of value, quality, and prospective earnings potential. The Fund diversifies investments by issuer and does not concentrate in any one industry. In selecting investments for the Fund, the Advisors allocate investments among geographic regions and individual issuers.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors as a whole. No one can predict how the markets will behave in the future. In addition, investing in foreign markets may have different risks than investing in U.S. markets. An investment in a foreign market may be affected by developments that are unique to that market. These developments may not affect the U.S. economy or the prices of U.S. securities in the same manner. Therefore, the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. common stocks. In addition, the Fund's investments are usually denominated in the currencies of the countries in which they are traded. As a result, the Fund may be affected by the changes in the value of foreign currencies in relation to the value of the U.S. dollar. The value of a foreign currency may change in response to events that do not affect the value of the foreign investment in its home country. There can be no guarantee that the Fund will achieve its goals.

      To protect the Fund under adverse market conditions, the Advisors may make temporary, defensive investments in money market instruments, investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed that the risk of loss outweighed the opportunity for gain.

Year 2000 Issues

      The Fund depends on the smooth functioning of computer systems in almost every aspect of its business. The Fund could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Fund has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and has received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Fund. The Fund and its shareholders may experience losses if these assurances prove to be incorrect or if issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others, with which the Fund does business experience difficulties as a result of year 2000 issues.

The Euro Conversion

      On January 1, 1999, eleven countries of the European Economic and Monetary Union (EMU) began implementing a plan to replace their national currencies with a new currency, the euro. Full conversion to the euro is slated to occur by July 1, 2002.

      Although it is impossible to predict the impact of the conversion to the euro on the Fund, the risks may include:

      o changes in the relative strength and value of the U.S. dollar or other major currencies;

      o adverse effects on the business or financial condition of European issuers that the Fund holds in its portfolio;

      o that the systems used to purchase and sell securities may not work;

      o uncertainty about how existing financial contracts will be treated after euro implementation; and

      o unpredictable effects on trade and commerce generally.

      These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by the Fund.

THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------
      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem Class A Shares, the amount you receive may be reduced by a sales charge. Read the section on sales charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern
Time) on each day the Exchange is open for business. It is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the Fund's outstanding shares.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available, investments are priced at their "fair value" using procedures approved by the Fund's Board of Directors.

      You may buy or redeem Class A Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share. Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares.

      The following sections describe how to buy and redeem Class A Shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------
      You may buy Class A Shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. You may also buy Class A Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

      You may invest in Class A Shares unless you are a defined contribution plan with assets of $75 million or more.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders.

Investment Minimums

      Your initial investment must be at least $2,000. Subsequent investments must be at least $100. The following are exceptions to these minimums:

      o If you are investing in an IRA account, your initial investment may be as low as $1,000.

      o If you are a shareholder of any other Flag Investors fund, your initial investment in this Fund may be as low as $500.

      o If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. Refer to the section on the Fund's Automatic Investing Plan for details.

      o There is no minimum investment requirement for qualified retirement plans such as 401(k), pension or profit sharing plans.

Investing Regularly

      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in Class A Shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in Class A Shares at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Class A Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Flag Investors funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

      Systematic Purchase Plan. You may also purchase Class A Shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------
      You may redeem Class A Shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Class A Shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on telephone transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your Class A Shares:

1) A letter of instructions specifying your account number and the number of Class A Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Class A Shares exactly as their names appear on the account.

2) If you are redeeming more than $50,000, a guarantee of your signature by a member of the Federal Deposit Insurance Corporation, a trust company, broker, dealer, securities exchange or association, clearing agency, savings association or (if authorized by state law) credit union.

3) Any stock certificates representing the Class A Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

      Any dividends payable on Class A Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Class A Shares by that time, the dividend will be paid to you by check whether or not that is the payment option you have selected.

      If you redeem sufficient Class A Shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

      If you own Class A Shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent or the Transfer Agent for information on this plan.

TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
      If your Class A Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for Class A Shares in another Flag Investors fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional telecopied instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of extreme economic or market changes, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES
--------------------------------------------------------------------------------
Purchase Price

      The price you pay to buy Class A Shares will be the offering price which is calculated by adding any applicable sales charges to the Class A Shares' net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                 Class A Sales Charge as % of
                                 ----------------------------
                                    Offering     Net Amount
      Amount of Purchase              Price       Invested
------------------------------   ------------   -------------
Less than  $ 50,000...........        4.50%        4.71%
$   50,000 - $ 99,999.........        3.50%        3.63%
$  100,000 - $249,999.........        2.50%        2.56%
$  250,000 - $499,999.........        2.00%        2.04%
$  500,000 - $999,999.........        1.50%        1.52%
$1,000,000 and over ..........        None         None
-------------------------------       ----         ----
      Although you do not pay an initial sales charge when you invest $1,000,000 or more in Class A Shares, you may pay a sales charge when you redeem your shares. Refer to the section on redemption price for details. Your securities dealer may be paid a commission at the time of your purchase.

      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.

      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Flag Investors fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last 90 days.

2) If you are exchanging an investment in another Flag Investors fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Fund Director, a director, an employee or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors or a broker-dealer authorized to sell shares of the Fund.

4) If you are buying shares in any of the following types of accounts:
   (i)   A qualified retirement plan;

   (ii)  A Flag Investors fund payroll savings plan program;

   (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange

      You may exchange Class A shares of any other Flag Investors fund with the same sales charge structure for an equal dollar amount of Class A Shares without payment of the sales charges described above or any other charge. If you exchange Class A shares of any Flag Investors fund with a lower sales charge structure into Class A Shares, you will be charged the difference in sales charges unless (with the exception of Flag Investors Cash Reserve Prime Class A Shares) you have owned the shares for at least 24 months. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.

                          Sales Charge as a Percentage
                              of the Dollar Amount
                               Subject to Charge
Years Since Purchase        (As % of Cost or Value)
-------------------------------------------------------
First ................              1.00%*
Second ...............              0.50%*
Thereafter ...........              None
-------------------------------------------------------

* You will pay a sales charge when you redeem Class A Shares only if you bought those shares at net asset value as part of an investment of $1 million or more. For purchases of $1 million or more of Class A Shares made before May 1, 1999, you will pay a sales charge of 0.50% if you redeem them within the first year of purchase instead of the 1.00% reflected in the above table.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:


1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.

3) If you acquired your shares through an exchange of shares of another Flag Investors fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase.

4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:

1) If you are exchanging Class A Shares for shares of another Flag Investors fund with the same sales charge structure.

2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver only applies if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

   (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.

   (ii) Either you or your representative notifies your securities dealer, servicing agent or the Transfer Agent that such circumstances exist.

5) If your original investment was at least $3,000,000 and your securities dealer has agreed to return to the Fund's distributor any payments received when you bought your shares.

Distribution Plan

      The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of Class A Shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Because this fee is paid out of net assets on an on-going basis, it will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES
--------------------------------------------------------------------------------
Dividends and Distributions
      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of annual dividends and to distribute taxable net capital gains on an annual basis.

Certain Federal Income Tax Consequences

      The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending on your tax situation. The tax treatment of dividends and distributions is the same whether or not you reinvest them. Dividends are taxed as ordinary income and capital gains distributions are taxed at various rates based on how long the Fund held the assets. You may be able to take a credit against your taxes for any foreign income taxes paid by the Fund. The Fund will tell you annually how to treat dividends and distributions.

      If you redeem Class A Shares, you will be subject to tax on any gain. The character of such gain will generally be based on your holding period for the shares. An exchange of Class A Shares for Class A shares of another fund is a sale of Class A Shares for tax purposes. More information about taxes is in the Statement of Additional Information.

      Because each investor's tax circumstances are unique and because the tax laws are subject to change, you should consult your tax advisor about your investment.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------
      Investment Company Capital Corp. ("ICC" or the "Advisor") is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede" or the "Sub-Advisor") is the Fund's sub-advisor. ICC is also the investment advisor to other mutual funds in the Flag Investors family of funds and BT Alex. Brown
Cash Reserve Fund, Inc. These funds, together with the Fund, had approximately $8.8 billion of net assets as of December 31, 1998. Glenmede is a limited purpose trust company with approximately $14.4 billion under management as of December 31, 1998.

      ICC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of Glenmede. Glenmede is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      ICC received no fee from the Fund as compensation for investment advisory services for the fiscal year ended October 31, 1998. In addition, for the same period ICC reimbursed expenses of $73,256. ICC compensates Glenmede out of its advisory fee or, if necessary, its own resources. ICC has contractually agreed to waive its fees and reimburse expenses to the extent necessary so that the Fund's total annual operating expenses do not exceed 1.50% of average daily net assets. This agreement will continue until at least February 29, 2000 and may be extended.

      The Advisor is an indirect subsidiary of Bankers Trust Corporation. Bankers Trust Corporation has entered into an Agreement and Plan of Merger with Deutsche Bank AG ("Deutsche Bank"), dated as of November 30, 1998, under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with ICC and sub-advisory relationship with Glenmede thereafter is subject to the approval of Fund shareholders. On March 30, 1999, the Board of Directors approved, subject to shareholder approval, a new advisory agreement between ICC and the Fund and a new sub-advisory agreement among the Fund, ICC and Glenmede in the event the merger is approved and completed. If the transaction is approved and completed, Deutsche Bank, as the Advisor's new parent company, will control the operations of the Advisor. ICC believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

      On March 11, 1999, Bankers Trust Company ("Bankers Trust"), a separate subsidiary of Bankers Trust Corporation, announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. ICC became a subsidiary of Bankers Trust Corporation in a merger that occurred after these events took place. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

      As a result of the plea, absent an order from the SEC, ICC may not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Portfolio Manager
      Andrew B. Williams, CFA, has primary responsibility for managing the Fund's assets. From April, 1993 through December, 1997, Mr. Williams shared primary responsibility for managing the Fund's assets with John W. Church, Jr., formerly the Fund's President.

      Mr. Williams is senior vice president, equity analyst and international equity manager of Glenmede. Before joining Glenmede, he served as vice president in investment research at Shearson Lehman Brothers in New York. Before that, he worked at Provident National Bank as a research analyst. Mr. Williams received an M.B.A. in Finance from Temple University in 1981 and an A.B. in History from Trinity College in 1976. He is a member of the Financial Analysts of Philadelphia and is a Chartered Financial Analyst.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements for the Class A Shares, is included in the Statement of Additional Information, which is available upon request.


(For a share outstanding throughout each period)

                                                                     For the Year Ended October 31,
                                                   -------------------------------------------------------------------
                                                       1998          1997          1996          1995          1994
                                                   -----------   -----------   -----------   -----------   -----------
Per Share Operating Performance:
 Net asset value at beginning of year. .........     $ 16.36       $ 14.20       $ 12.69       $ 13.97       $ 13.05
                                                     -------       -------       -------       -------       -------
Income from Investment Operations:
 Net investment income .........................        0.08          0.11          0.26          0.09          0.18
 Net realized and unrealized gain/(loss)
   on investments(1)............................        0.76          2.34          1.28        ( 1.37)         1.58
                                                     -------       -------       -------       -------       -------
 Total from Investment Operations ..............        0.84          2.45          1.54        ( 1.28)         1.76
                                                     -------       -------       -------       -------       -------
Less Distributions:
 Distributions from net investment
   income and short-term gains .................       (0.10)        (0.18)        (0.03)           --        ( 0.84)
 Distributions in excess of net investment
   income and short-term gains .................       (0.16)        (0.11)           --            --            --
                                                     -------       -------       -------       -------       -------
 Total distributions ...........................       (0.26)        (0.29)        (0.03)           --        ( 0.84)
                                                     -------       -------       -------       -------       -------
 Net asset value at end of year ................     $ 16.94       $ 16.36       $ 14.20       $ 12.69       $ 13.97
                                                     =======       =======       =======       =======       =======
Total Return)2).................................        5.25%        17.48%        12.13%       ( 9.16)%       13.98%
Ratios to Average Daily Net Assets:
 Expenses(3)....................................        1.50%         1.50%         1.50%         1.50%         1.50%
 Net investment income(4).......................        0.62%         1.18%         1.91%         0.68%         0.75%
Supplemental Data:
 Net assets at end of year (000) ...............     $12,187       $13,982       $12,930       $12,483       $15,487
 Portfolio turnover rate .......................          27%           21%           13%           35%           43%

-----------
(1) Includes net realized currency gain/(loss).
(2) Total return excludes the effect of sales charge.
(3) Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 2.78%, 2.24%, 2.30%, 2.17% and 1.97% during the periods ended October 31, 1998, 1997, 1996, 1995 and 1994, respectively.
(4) Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been (0.67)%, 0.44%, 1.10%, 0.02% and 0.28% for the years ended October 31, 1998, 1997, 1996, 1995 and 1994, respectively.

                     FLAG INVESTORS INTERNATIONAL FUND, INC.
                             NEW ACCOUNT APPLICATION
--------------------------------------------------------------------------------
Make check payable to "Flag Investors             For assistance in completing
International Fund, Inc." and mail with           this Application please call:
this Application to:                              1-800-553-8080, Monday through
 Flag Investors Funds                             Friday, 8:30 a.m. to 5:30 p.m.
 P.O. Box 419663                                  (Eastern Time).
 Kansas City, MO 64141-6663
 Attn: Flag Investors International Fund, Inc.    To open an IRA account, please
                                                  call 1-800-767-3524 for an IRA
                                                  information kit.

I enclose a check for $_____________ payable to "Flag Investors International Fund Class A Shares" for the purchase of Flag Investors International Fund Class A Shares.


                 Your Account Registration (Please Print)


Existing Account No., if any: _______________

Individual or Joint Tenant                                    Gifts to Minors



--------------------------------------------------------      ----------------------------------------------------------------------
First Name     Initial             Last Name                  Custodian's Name (only one allowed by law)


--------------------------------------------------------      ----------------------------------------------------------------------
Social Security Number                                        Minor's Name (only one)


--------------------------------------------------------      -------------------------------    -----------------------------------
Joint Tenant    Initial            Last Name                  Social Security Number of Minor    Minor's Date of Birth (Mo./Day/Yr.)


                                                              under the _____________________ Uniform Gifts to Minors Act
                                                                          State of Residence

Corporations, Trusts, Partnerships, etc.                      Mailing Address


--------------------------------------------------------      ----------------------------------------------------------------------
Name of Corporation, Trust or Partnership                     Street


--------------------------------------------------------      ----------------------------------------------------------------------
Tax ID Number                Date of Trust                    City                          State                        Zip

                                                              (    )
--------------------------------------------------------      ----------------------------------------------------------------------
Name of Trustees (if to be included in the Registration)      Daytime Phone


-------------------------------------------------------
For the Benefit of

                           Letter of Intent (Optional)

[ ] I intend to invest at least the amount indicated below in Class A Shares of Flag Investors International Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.
    [ ] $50,000   [ ] $100,000   [ ] $250,000   [ ] $500,000   [ ] $1,000,000



                        Right of Accumulation (Optional)

List the Account numbers of other Flag Investors Funds that you or your immediate family already own that qualify you for reduced sales charges.

     Fund Name         Account No.           Owner's Name       Relationship
     ---------         -----------           ------------       ------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Distribution Options

Please check the appropriate boxes. If none of the options are selected, all distributions will be reinvested in additional shares of the Fund at no sales charge.

       Income Dividends                     Capital Gains
       [ ] Reinvested in additional shares  [ ] Reinvested in additional shares
       [ ] Paid in cash                     [ ] Paid in cash


Call (800) 553-8080 for information about reinvesting your dividends in other funds in the Flag Investors Family of Funds.

                       Automatic Investing Plan (Optional)

[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $_______ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250

Subsequent Investments (check one):    [ ] Monthly ($100 minimum)
                                       [ ] Quarterly ($250 minimum)



                                                   Please attach a voided check.




----------------------------------    ------------------------------------------
Bank Name                             Depositor's Signature          Date

----------------------------------    ------------------------------------------
Existing Flag Investors Fund Account  Depositor's Signature (if      Date
No., if any                           joint acct., both must sign)


                   Systematic Withdrawal Plan (Optional)

[ ] Beginning the month of ___________ , 19__ please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $_____________, from Class A Shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000 per class.)

   Frequency (check one):   [ ] Monthly   [ ] Quarterly (January, April,
                                              July, and October)

                             Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other Flag Investors Funds) unless I mark one or both of the boxes below:

   No, I/we do not want:   [ ] Telephone redemption privileges
                           [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a predesignated bank account, please provide the following information:

 Bank: ____________________________   Bank Account No.: ________________________


Address: ___________________________  Bank Account Name: _______________________

         ___________________________

                      Signature and Taxpayer Certification

 The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

 By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)

  [ ] U.S. Citizen/Taxpayer:

    [ ] I certify that (1) the number shown above on this form is the correct
        Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

    [ ] If no Tax ID Number or Social Security Number has been provided above,
        I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer Agent at 800-553-8080.)

  [ ] Non-U.S. Citizen/Taxpayer:

      Indicated country of residence for tax purposes: _________________________

      Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

 The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


----------------------------------    -----------------------------------------
Signature              Date           Signature (if joint acct.,
                                      both must sign)                 Date
--------------------------------------------------------------------------------

For Dealer Use Only

Dealer's Name: ______________________________ Dealer Code: ____________________

Dealer's Address: ___________________________ Branch Code: ____________________

                  ___________________________

Representative: _____________________________ Rep. No.: _______________________

                              Investment Advisor
                       INVESTMENT COMPANY CAPITAL CORP.
                               One South Street
                           Baltimore, Maryland 21202





         Sub-Advisor                                        Distributor
  THE GLENMEDE TRUST COMPANY                           ICC DISTRIBUTORS, INC.
      One Liberty Place                                 Two Portland Square
     1650 Market Street                                Portland, Maine 04101
Philadelphia, Pennsylvania 19103




       Transfer Agent                                   Independent Auditors
INVESTMENT COMPANY CAPITAL CORP.                       DELOITTE & TOUCHE LLP
      One South Street                                   University Square
  Baltimore, Maryland 21202                              117 Campus Drive
      1-800-553-8080                               Princeton, New Jersey 08540




      Custodian                                           Fund Counsel
   BANKERS TRUST COMPANY                          MORGAN, LEWIS & BOCKIUS LLP
    130 Liberty Street                                 1701 Market Street
New York, New York 10006                        Philadelphia, Pennsylvania 19103

[GRAPHIC OMITTED]

                              Flag Investors Funds
                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                 (800) 767-FLAG









--------------------------------------------------------------------------------
You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 767-FLAG:

   o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

   o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 to find out about the operation of the Public Reference Room.) The Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. You may get copies of this information by writing the Public Reference Section of the Commission, Washington, D.C. 20549-5009. You will be charged for duplicating fees.

For other shareholder inquiries, contact the Transfer Agent at (800) 553-8080. For Fund information, call (800) 767-FLAG or your securities dealer or servicing agent.
                                       Investment Company Act File No. 811-4827
--------------------------------------------------------------------------------
                                                                         INTLPRS
                                                                            4/99